Exhibit 99.1

N E W S    R E L E A S E

Contact:	Suzy W. Taylor
866-652-1810

FirstCity Financial Corporation Reports Second Quarter 2012 Results

Waco, Texas   August 9, 2012……….

Highlights and Key Points:

•                  FirstCity reported second quarter 2012 earnings of $1.5 million or $0.14 per diluted share.

•                  FirstCity and its partners acquired $48.3 million of portfolio assets with a face value of $88.7 million during the second quarter of 2012.

•                  FirstCity and its partners, year to date, have acquired $139.6 million of portfolio assets with a face value of $298.8 million.

•                  FirstCity invested $6.8 million in non-portfolio debt and equity investments during the second quarter of 2012, bringing year-to-date totals to $11.7 million.

Components of FirstCity’s quarterly and year-to-date results are summarized below:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in thousands, except per share data)	2012	2011	2012	2011
	(Unaudited)
Portfolio Asset Acquisition and Resolution	$3,092	$2,604	$13,921	$7,589
Special Situations Platform	612	1,620	1,027	2,093
Corporate and other	(2,217)	(1,796)	(5,096)	(3,529)
Net earnings attributable to FirstCity	$1,487	$2,428	$9,852	$6,153
Diluted earnings per common share	$0.14	$0.24	$0.93	$0.60

Portfolio Asset Acquisition and Resolution Business Segment

For the second quarter of 2012 (“Q2 2012”), our Portfolio Asset Acquisition and Resolution business segment reported $3.1 million in earnings — comprised primarily of $11.9 million in revenues, $1.8 million of equity income from unconsolidated subsidiaries, $8.6 million of operating costs and expenses, $1.2 million of net income attributable to noncontrolling interests, and $0.8 million of provisions to consolidated assets. Revenue streams from our core investment activities and servicing platforms continued to support earnings for Q2 2012, due to increased collections and loan sales from majority-owned U.S. portfolios. Additional information related to our Portfolio Asset Acquisition and Resolution business segment for Q2 2012, including investment activity and the major components of revenue, costs and expenses, is included in the supplemental schedules of this release.

(more)

The Company’s unrealized gross profit associated with its core portfolio assets totaled $90.1 million at June 30, 2012. Unrealized gross profit is a non-GAAP measure. Refer to the Schedule of Estimated Unrealized Gross Profit from Portfolio Assets on page 9 of this release for a reconciliation of this measure with the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP.

Special Situations Platform Business Segment

Our Special Situations Platform business segment provided $0.6 million in earnings for Q2 2012 — comprised primarily of $2.3 million in revenues, a $0.9 million business combination gain, and $2.6 million of operating costs and expenses. Net earnings for Q2 2012 were positively impacted by continued revenue streams from our consolidated railroad operations and the business combination gain.

Additional information related to our Special Situations Platform business segment for Q2 2012, including the major components of revenue, costs and expenses, is included in the supplemental schedules of this release.

Conference Call

A conference call will be held on Thursday, August 9, 2012 at 9:00 a.m. Central Time to discuss Q2 2012 results. A question and answer session will follow the prepared remarks. Details to access the call and webcast are as follows:

Event:	FirstCity Financial Corporation Second Quarter 2012 Conference Call
Date:	Thursday, August 9, 2012
Time:	9:00 a.m. Central Time
Host:	James T. Sartain, FirstCity’s President and Chief Executive Officer

Web Access:	FirstCity’s web page -	www.fcfc.com/invest.htm or,
	CCBN’s Investor websites -	www.streetevents.com and,
www.earnings.com

Dial In Access:	Domestic:	800-264-7882
	International:	847-413-3708

	Passcode:	33025311

Replay available on FirstCity’s web page (www.fcfc.com/invest.htm)

FirstCity Financial Corporation is a diversified financial services company with operations dedicated primarily to distressed asset acquisitions and special situations investments. FirstCity has offices in the U.S. and affiliate organizations in Europe and Latin America. FirstCity common stock is listed on the NASDAQ Global Select Market (NASDAQ: FCFC).

Cautionary Statement Regarding Forward-Looking Statements

FirstCity may from time to time make written or oral forward-looking statements, including statements contained in this press release, FirstCity’s filings with the Securities and Exchange Commission (“SEC”), in its reports to stockholders and in other FirstCity communications. These statements relate to FirstCity’s or management’s intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future and may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this press release are based upon management’s beliefs, assumptions and expectations of the Company’s future operations and economic performance, taking into account currently available information. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties, some of which are not currently known to us. Actual events or results may differ from those expressed or implied in any such forward-looking statements as a result of various factors and risks, including the precautionary statements included in this document and those contained from time to time in the Company’s filings with the SEC including but not limited to its annual reports on Form 10-K, its quarterly reports on Form 10-Q, and its current reports on Form 8-K, filed with the SEC and available through the Company’s website, which contain a more detailed discussion of the Company’s business, including risks and uncertainties that may affect future results. Due to such uncertainties and risks, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Information in this press release may be superseded by more recent information or statements, which may be disclosed in later press releases, subsequent filings with the SEC or otherwise. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

FirstCity Financial Corporation

Summary of Operations and Selected Balance Sheet Data

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Revenues:
Servicing fees	$3,397	$2,480	$9,141	$4,905
Income from Portfolio Assets	5,865	9,098	14,370	21,938
Gain on sale of SBA loans held for sale, net	284	646	856	1,530
Interest income from SBA loans	382	325	737	674
Interest income from loans receivable	381	885	762	1,811
Revenue from railroad operations	1,951	1,430	3,636	2,860
Other income	2,034	2,054	4,579	3,977
Total revenues	14,294	16,918	34,081	37,695
Costs and expenses:
Interest and fees on notes payable to banks and other	1,334	3,378	3,072	6,961
Interest and fees on note payable to affiliate	—	386	—	766
Salaries and benefits	5,318	5,525	11,446	10,674
Provision for loan and impairment losses	769	178	1,239	817
Asset-level expenses	912	1,730	1,975	3,144
Costs and expenses from railroad operations	1,471	882	2,699	1,767
Other costs and expenses	4,449	2,706	7,770	4,867
Total costs and expenses	14,253	14,785	28,201	28,996
Earnings before other revenue and income taxes	41	2,133	5,880	8,699
Equity income from unconsolidated subsidiaries	2,081	3,283	6,548	5,154
Gain on business combination	935	278	935	278
Gain on sale of subsidiaries	—	—	—	5
Earnings before income taxes	3,057	5,694	13,363	14,136
Income tax expense	5	1,024	838	1,626
Net earnings	3,052	4,670	12,525	12,510
Less: net income attributable to noncontrolling interests	1,565	2,242	2,673	6,357
Net earnings attributable to FirstCity	$1,487	$2,428	$9,852	$6,153

Basic earnings per share of common stock:
Net earnings per common share	$0.14	$0.24	$0.94	$0.60
Weighted average common shares outstanding (in thousands)	10,345	10,279	10,322	10,273

Diluted earnings per share of common stock:
Net earnings per common share	$0.14	$0.24	$0.93	$0.60
Weighted average common shares outstanding (in thousands)	10,413	10,304	10,399	10,294

	June 30,	December 31,
	2012	2011
	(Unaudited)
Selected Balance Sheet Data:
Cash and cash equivalents	$33,039	$34,802
Earning assets:
Portfolio Asset Acquisition and Resolution assets:
United States	166,253	199,093
Latin America	17,130	17,048
Europe	32,479	41,447
Special Situations Platform assets - U.S.	42,477	51,099
Service fees receivable and other assets	12,014	12,857
Total assets	$303,392	$356,346

Notes payable to banks and other	$139,873	$189,936
Other liabilities	27,495	29,007
Total liabilities	167,368	218,943
FirstCity stockholders’ equity	122,294	111,976
Noncontrolling interests	13,730	25,427
Total equity	136,024	137,403
Total liabilities and equity	$303,392	$356,346

FirstCity Financial Corporation

Supplemental Information

(Dollars in thousands)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Summary Operating Statement Data for Business Segments
Portfolio Asset Acquisition and Resolution segment:
Revenues	$11,862	$14,547	$29,036	$33,096
Equity income from unconsolidated subsidiaries	1,790	1,661	6,322	3,380
Gain on sale of subsidiaries	—	—	—	5
Gain on business combinations	—	278	—	278
Costs and expenses	(8,607)	(11,917)	(18,061)	(22,533)
Operating contribution before provision for loan and impairment losses and noncontrolling interest expense	5,045	4,569	17,297	14,226
Provision for loan and impairment losses, net	(769)	(178)	(1,239)	(817)
Net income attributable to noncontrolling interests	(1,184)	(1,787)	(2,137)	(5,820)
Operating contribution, net of direct taxes	$3,092	$2,604	$13,921	$7,589

Special Situations Platform segment:
Revenues	$2,332	$2,323	$4,860	$4,519
Equity income (loss) from unconsolidated subsidiaries	291	1,622	226	1,774
Gain on business combination	935	—	935	—
Costs and expenses	(2,565)	(1,870)	(4,458)	(3,663)
Operating contribution before provision for loan and impairment losses and noncontrolling interest expense	993	2,075	1,563	2,630
Net income attributable to noncontrolling interests	(381)	(455)	(536)	(537)
Operating contribution, net of direct taxes	$612	$1,620	$1,027	$2,093

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Portfolio Asset Acquisition and Resolution segment:
Revenues and equity income of investments by region:
United States	$10,605	$9,836	$27,520	$20,288
Latin America	1,670	3,364	3,755	5,715
Europe	1,377	3,008	4,083	10,473
Total	$13,652	$16,208	$35,358	$36,476

Revenues and equity income of investments by source:
Equity income from unconsolidated subsidiaries	$1,790	$1,661	$6,322	$3,380
Income from Portfolio Assets	5,865	9,098	14,370	21,938
Servicing fees	3,397	2,480	9,141	4,905
Gain on sale of SBA loans held for sale, net	284	646	856	1,530
Interest income from SBA loans	382	325	737	674
Interest income from loans receivable	—	396	—	791
Other	1,934	1,602	3,932	3,258
Total	$13,652	$16,208	$35,358	$36,476

Special Situations Platform segment:
Revenues and equity income of investments by source:
Equity income from unconsolidated subsidiaries	$291	$1,622	$226	$1,774
Interest income from loans receivable	381	489	762	1,020
Revenue from railroad operations	1,951	1,430	3,636	2,860
Other	—	404	462	639
Total	$2,623	$3,945	$5,086	$6,293

Number of personnel at period end:
U.S. - Portfolio Asset Acquisition and Resolution segment	103	88
U.S. - Special Situations Platform segment	45	29
Latin America - Portfolio Asset Acquisition and Resolution segment	114	119
Corporate	32	32
Total personnel	294	268

FirstCity Financial Corporation

Supplemental Information

(Dollars in thousands)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Analysis of Equity Investments
FirstCity’s average investment:
U.S. - Portfolio Asset Acquisition and Resolution segment	$55,799	$39,873	$55,790	$39,306
U.S. - Special Situations Platform segment	12,319	12,530	12,373	13,439
Latin America	4,470	14,313	4,430	14,584
Europe	—	60	—	(35)
Europe - servicing subsidiaries	33,502	35,197	34,047	35,125
Latin America - servicing subsidiaries	2,942	3,176	2,893	3,060
Total	$109,032	$105,149	$109,533	$105,479

FirstCity’s share of equity income (loss):
U.S. - Portfolio Asset Acquisition and Resolution segment	$1,161	$(112)	$3,280	$820
U.S. - Special Situations Platform segment	291	1,622	226	1,774
Latin America	(300)	84	(91)	(272)
Europe	—	21	—	29
Europe - servicing subsidiaries	775	1,398	2,892	2,373
Latin America - servicing subsidiaries	154	270	241	430
Total	$2,081	$3,283	$6,548	$5,154

Selected Other Data:
Average investment in consolidated portfolio assets and loans receivable:
U.S. - Portfolio Asset Acquisition and Resolution segment	$112,732	$175,965	$123,434	$186,115
U.S. - Special Situations Platform segment	13,508	23,382	17,215	23,187
Latin America	14	17,781	30	17,764
Europe	4,423	6,195	4,584	13,426
Total	$130,677	$223,323	$145,263	$240,492

Income from consolidated portfolio assets and loans receivable:
U.S. - Portfolio Asset Acquisition and Resolution segment	$6,056	$7,835	$15,146	$15,460
U.S. - Special Situations Platform segment	381	489	762	1,020
Latin America	314	1,375	446	2,288
Europe	161	1,255	371	7,185
Total	$6,912	$10,954	$16,725	$25,953

Servicing fee revenues:
Portfolio assets - U.S. partnerships:
Servicing fee revenue	$1,930	$954	$4,093	$1,852
Average servicing fee	3.4%	3.2%	3.2%	3.2%
Portfolio assets - Latin American partnerships:
Servicing fee revenue	$1,267	$1,390	$2,780	$2,774
Average servicing fee %	32.7%	30.1%	29.7%	25.6%
Incentive service fees	$19	$—	$1,918	$—
Portfolio assets - all partnerships (total):
Servicing fee revenue	$3,216	$2,344	$8,791	$4,626
Average servicing fee %	5.3%	6.8%	6.4%	6.7%
Service fees - SBA loans	$181	$136	$350	$279
Total service fees	$3,397	$2,480	$9,141	$4,905

Collections:
U.S. unconsolidated partnerships	$57,081	$29,847	$129,075	$57,756
Latin American unconsolidated partnerships	4,620	5,922	11,014	13,340
European unconsolidated partnerships	—	—	—	—
Total unconsolidated partnership collections	61,701	35,769	140,089	71,096
U.S. consolidated partnerships	22,687	31,153	47,929	48,525
Latin American consolidated partnerships	318	1,275	452	1,946
European consolidated partnerships	536	2,055	1,072	24,051
Total consolidated partnership collections	23,541	34,483	49,453	74,522
Total collections	$85,242	$70,252	$189,542	$145,618

Servicing portfolio (face value) at period end:
United States	$1,352,231	$1,212,014
Latin America	1,367,893	1,582,016
Europe	1,175,412	1,287,265
Total	$3,895,536	$4,081,295

FirstCity Financial Corporation

Supplemental Information

(Dollars in thousands)

(Unaudited)

Portfolio Purchases and Other Investments:

						FirstCity
	Portfolio Purchases			FirstCity	FirstCity	Investment
	United			Investment	Investment	in Special
	States	Europe	Total	in Portfolios	in Other	Situations	Total
2012
2nd Quarter	$48,338	$—	$48,338	$10,263	$6,786	$—	$17,049
1st Quarter	90,853	382	91,235	9,548	3,906	1,000	14,454
Total Year 2012	$139,191	$382	$139,573	$19,811	$10,692	$1,000	$31,503
2011
4th Quarter	$105,075	$1,798	$106,873	$12,342	$7,554	$—	$19,896
3rd Quarter	87,112	594	87,706	18,728	7,814	2,601	29,143
2nd Quarter	81,653	—	81,653	22,159	7,396	—	29,555
1st Quarter	11,091	—	11,091	4,810	9,931	700	15,441
Total Year 2011	$284,931	$2,392	$287,323	$58,039	$32,695	$3,301	$94,035
Total Year 2010	$225,764	$—	$225,764	$67,713	$42,757	$13,220	$123,690
Total Year 2009	$200,590	$—	$200,590	$147,654	$33,873	$12,415	$193,942

Portfolio Asset Acquisition and Resolution segment:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Aggregate purchase price of portfolios acquired:
Acquisition partnerships
United States	$48,338	$81,653	$139,191	$92,744
Europe	—	—	382	—
Total	$48,338	$81,653	$139,573	$92,744

	Purchase	FirstCity’s
	Price	Investment
Historical acquisitions of Portfolios - annual:
2012 (six months)	$139,573	$19,811
2011	287,323	58,039
2010	225,764	67,713
2009	200,590	147,654
2008	89,314	72,307

	June 30,	December 31,
	2012	2011
Portfolio acquisition and resolution asset holdings by region:
United States	$166,253	$199,093
Latin America	17,130	17,048
Europe	32,479	41,447
Total	$215,862	$257,588

Special Situations Platform segment:

	Total	FirstCity Denver’s Investment
	Investment	Debt	Equity	Total
Historical investments - annual:
2012 (six months)	$1,000	$1,000	$—	$1,000
2011	3,301	1,200	2,101	3,301
2010	13,739	8,825	4,395	13,220
2009	20,058	12,023	392	12,415
2008	28,750	16,650	3,256	19,906

FirstCity Financial Corporation

Supplemental Information

(Dollars in thousands, except exchange rate data)

(Unaudited)

Summary of Consolidated Portfolio Assets (at Carrying Value) by Region and Type

	June 30, 2012
	Income-Accruing Loans		Non-Accrual Loans
	Purchased		Purchased Credit-
	Credit-		Impaired Loans		Other
	Impaired			Cost recovery
	Loans	Other	Cash basis	basis	Cash basis	Real Estate	Total
United States	$—	$4,914	$34,208	$24,888	$522	$14,119	$78,651

Germany	—	—	3,306	515	—	201	4,022

Mexico (1)	—	—	—	4,863	—	—	4,863

Total	$—	$4,914	$37,514	$30,266	$522	$14,320	$87,536

	December 31, 2011
	Income-Accruing Loans		Non-Accrual Loans
	Purchased		Purchased Credit-
	Credit-		Impaired Loans		Other
	Impaired			Cost recovery
	Loans	Other	Cash basis	basis	Cash basis	Real Estate	Total
United States	$9,429	$4,749	$50,133	$27,313	$1,149	$26,649	$119,422

Germany	—	—	3,700	567	—	207	4,474

Mexico (1)	—	—	—	4,851	—	—	4,851

Total	$9,429	$4,749	$53,833	$32,731	$1,149	$26,856	$128,747

(1) Classified and reported as “assets held for sale” on FirstCity’s consolidated balance sheets.

Illustration of the Effects of Foreign Currency Fluctuations on Net Earnings

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Net earnings attributable to FirstCity	$1,487	$2,428	$9,852	$6,153
Foreign currency gains (losses), net:
Euro	$(356)	$218	(125)	999
Mexican Peso	(126)	353	7	528
Chilean Peso	(401)	33	89	57

Exchange rate at valuation date:
Euro	0.80	0.69
Mexican Peso	13.92	11.84
Chilean Peso	501.00	470.00

FirstCity Financial Corporation

Schedule of Estimated Unrealized Gross Profit from Portfolio Assets (Unaudited)

June 30, 2012

	Basis in Portfolio Assets (1), (4)
($ in 000’s)	12/31/2010	12/31/2011	6/30/2012
Domestic	$196,159	163,050	130,484
Europe	31,826	9,381	7,503
Latin America	23,329	15,298	14,312
Total	$251,314	187,729	152,299

	Estimated Remaining Collections (2)
	12/31/2010	12/31/2011	6/30/2012
Domestic	$290,626	238,547	193,245
Europe	43,634	15,262	14,029
Latin America	66,564	50,955	35,159
Total	$400,825	304,764	242,433

	Estimated Unrealized Gross Profit (3)
	12/31/2010	12/31/2011	6/30/2012
Domestic	$94,469	75,497	62,761
Europe	11,807	5,880	6,527
Latin America	43,235	35,658	20,848
Total	$149,511	117,036	90,135

	Estimated Unrealized Gross Profit %
	12/31/2010	12/31/2011	6/30/2012
Domestic	32.50%	31.65%	32.48%
Europe	27.06%	38.53%	46.52%
Latin America	64.95%	69.98%	59.29%
Total	37.30%	38.40%	37.18%

This schedule provides selected information related to the Company’s economic interests in consolidated and unconsolidated Portfolio Assets and is provided for informational purposes to provide an indication of the future potential unrealized gross profit attributable to those portfolios. In preparing this schedule, management was required to make certain estimates and assumptions surrounding the underlying assets in the Portfolios that impact the reported amounts. Such estimates and assumptions could change in the future, as more information becomes known, which could impact the reported amounts. As future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates.

(1) Basis in Portfolio Assets represents FirstCity’s share of the unamortized purchase price of the Portfolios held by the various acquisition entities, some of which are consolidated by FirstCity and others held through equity and beneficial interests in unconsolidated partnerships.

(2) Estimated Remaining Collections represents FirstCity’s share of future projected net cash collections expected from the Portfolios Assets.

(3) Unrealized Gross Profit represents the excess difference between the Estimated Remaining Collections and the Basis in Portfolio Assets.

(4) FirstCity considers Basis in Portfolio Assets a useful measurement of the Company’s underlying holdings and interests in Portfolio Assets. As FirstCity’s share of Basis in Portfolio Assets is considered a non-GAAP measure, the following reconciliation is provided:

	12/31/2010	12/31/2011	6/30/2012
FirstCity’s consolidated Portfolio Assets (as reported in “Portfolio Assets” on the respective consolidated balance sheet)	$216,061	128,747	87,535
Noncontrolling interests in FirstCity’s consolidated Portfolio Assets (component of “Non- controlling interests” as reported on the respective consolidated balance sheet)	(23,482)	(13,556)	(7,731)
FirstCity’s equity and beneficial interests in Portfolio Assets held by unconsolidated partnerships (components of “Assets” as reported in the “Condensed Combined Balance Sheets” tabular disclosure under the “Investments in Unconsolidated Subsidiaries” footnote, and “Investment securities” as reported on the respective consolidated balance sheet)	58,735	72,538	72,495
FirstCity’s economic basis in consolidated and unconsolidated Portfolio Assets	$251,314	187,729	152,299